UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 6, 2016

Talen Energy Corporation (Exact name of registrant as specified in its charter)
Delaware	1-37388	47-1197305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

835 Hamilton Street, Suite 150, Allentown, PA 18101-1179
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (888) 211-6011

Talen Energy Supply, LLC (Exact name of registrant as specified in its charter)
Delaware	1-32944	23-3074920
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

835 Hamilton Street, Suite 150, Allentown, PA 18101-1179
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (888) 211-6011
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 6, 2016, Talen Energy Corporation (the "Company") held a special meeting of stockholders (the "Special Meeting") regarding the proposed acquisition of the Company pursuant to the terms of the Agreement and Plan of Merger, dated as of June 2, 2016, by and among RPH Parent LLC, SPH Parent LLC, CRJ Parent LLC, RJS Merger Sub Inc. ("Merger Sub") and the Company, as it may be amended from time to time (the "Merger Agreement"), pursuant to which Merger Sub will merge with and into the Company (the "Merger") with the Company remaining as the surviving entity upon completion of the transaction. Below are the results of the stockholder vote following the Special Meeting.

•	Proposal 1: The proposal to adopt the Merger Agreement was approved based upon the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
96,266,394	751,823	255,996	0

•
Proposal 2: The proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, including adjournment to solicit additional proxies if there were insufficient votes at the time of the Special Meeting to adopt the Merger Agreement, was approved based upon the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
92,942,555	4,063,012	268,646	0

•
Proposal 3: The proposal to approve, on a non-binding, advisory basis, certain compensation arrangements for the Company's named executive officers in connection with the Merger was approved based upon the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
72,633,105	24,232,411	401,798	0

Item 8.01 Other Events.

On October 6, 2016, the Company issued a press release announcing the results of the stockholder vote at the Special Meeting. A copy of the press release, which is attached to this Form 8-K as Exhibit 99.1, is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
	99.1 -	Talen Energy Corporation Press Release dated October 6, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALEN ENERGY CORPORATION

By:	/s/ Jeremy R. McGuire
Jeremy R. McGuire Senior Vice President, Chief Financial Officer and Chief Accounting Officer

TALEN ENERGY SUPPLY, LLC

By:	/s/ Jeremy R. McGuire
Jeremy R. McGuire Senior Vice President, Chief Financial Officer and Chief Accounting Officer

Dated:  October 13, 2016